UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008 (May 29, 2008)

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

P.O. Box 61588

KING OF PRUSSIA, PENNSYLVANIA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2008, Universal Health Services, Inc. entered into an Underwriting Agreement with Banc of America Securities LLC, as representative of the underwriters named in Schedule II therein. Pursuant to such agreement, we have agreed to sell, and the underwriters have agreed to purchase, $150 million principal amount of our 7.125% Notes due 2016 (the “Notes”). The Notes constitute a further issuance of, and form a single series with, our outstanding 7.125% Notes due 2016 that were issued on June 30, 2006. The Notes will have identical terms as the other notes of this series, other than their date of issue and their initial price to public, and will trade interchangeably with those notes immediately upon settlement. Upon completion of this offering, the aggregate principal amount of outstanding notes of this series will be $400 million.

The transaction is scheduled to close on June 3, 2008. The net proceeds to our company, after deducting the underwriting discount and estimated offering expenses, will be approximately $149,878,500.

The Notes are being offered and sold pursuant to the Registration Statement on Form S–3 (File No. 333–135277) that we filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2006 relating to the public offering from time to time of our debt securities pursuant to Rule 415 of the Securities Act of 1933, as amended, and the prospectus supplement filed with the SEC on May 30, 2008. In connection with the filing of such prospectus supplement, the exhibits being filed as part of this Current Report on Form 8-K are also being filed with, and constitute exhibits to, the Registration Statement.

Affiliates of Banc of America Securities LLC and certain of the other underwriters are lenders under our $800 million unsecured non-amortizing revolving credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement by and among Banc of America Securities LLC, as representative of the underwriters named in Schedule II, and the Company, dated May 29, 2008.

4.1	Form of Note (incorporated by reference to our Current Report on Form 8-K filed on June 30, 2006)

4.2	Officers’ Certificate (incorporated by reference to our Current Report on Form 8-K filed on June 30, 2006)

5.1	Opinion of Fulbright & Jaworski L.L.P.

12.1	Statements re computation of ratios

23.1	Consent of Fulbright & Jaworski L.L.P. (included in 5.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: May 30, 2008

Exhibit Index

Exhibit No.	Exhibit
1.1	Underwriting Agreement by and among Banc of America Securities LLC, as representative of the underwriters named in Schedule II, and the Company, dated May 29, 2008.

4.1	Form of Note (incorporated by reference to our Current Report on Form 8-K filed on June 30, 2006)

4.2	Officers’ Certificate (incorporated by reference to our Current Report on Form 8-K filed on June 30, 2006)

5.1	Opinion of Fulbright & Jaworski L.L.P.

12.1	Statements re computation of ratios

23.1	Consent of Fulbright & Jaworski L.L.P. (included in 5.1)